1997 KEY EMPLOYEES INCENTIVE STOCK PLAN OF
                 GENERAL HOUSEWARES CORP. AND SUBSIDIARIES


 1.   PURPOSE OF PLAN

      The purpose of the Plan is to aid General Housewares Corp. (the "Company") and its subsidiaries, as defined in section 424(f) of the Internal Revenue Code of 1996, as amended (the "Code"), in securing and retaining key employees of outstanding ability and to motivate such employees to exert their best efforts on behalf of the Company and its subsidiaries. In addition, the Plan is designed to associate the interests of management with the stockholders by reinforcing the relationship between participants' rewards and stockholder gains.

 2.   STOCK SUBJECT TO THE PLAN

      Subject to Paragraph 10 hereof, the maximum number of shares of common stork of the Company ("Common Stock") that may be awarded or subject to option under the Plan is 300,000. The maximum number of shares underlying awards to any one participant in any 12-month period shall not exceed 100,000 shares. Shares awarded under the Plan may consist, in whole or in part, of unissued shares or treasury shares. In the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any award under the Plan, that number of shares of Common Stock subject to the award but not delivered shall again be available for awards under the Plan (whether or not cash or other consideration is paid to a participant in respect of such shares). Restricted stock awarded under the Plan and later forfeited pursuant to the Plan shall again become available for awards or options under the Plan.

 3.   ADMINISTRATION

      The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, or a subcommittee of the Board (the "Committee"), which shall consist of at least two members of such Board, all of whom shall be "non-employee directors" within the meaning of Rule l6b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (hereinafter referred to as the "Exchange Act"), and "outside directors" within the meaning of section 162(m) of the Code. The Committee's interpretation and construction of any provision of the Plan or any agreement with a participant under the Plan and all determinations made by it shall be final and conclusive.

      The Committee's determinations under the Plan (including without limitation determinations as to the persons to receive awards, the form, amount and timing of such awards, the terms and conditions of such awards and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated. The Committee shall have absolute discretion in establishing or amending the terms of any award under the Plan, which discretion may be exercised either at the time an award is granted or thereafter, provided, however, that no amendment to an outstanding award that would adversely affect the rights previously granted under such award may be made without the participant's consent.

      No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award hereunder.

 4.   ELIGIBILITY

      Key employees, including officers of the Company and its subsidiaries (but, subject to Section 19, excluding members of the Committee and any person who serves only as a director), who are from time to time responsible for the management, growth and protection of the business of the Company and its subsidiaries, are eligible to participate in the Plan. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the price and amount of securities to be awarded under the Plan including without limitation the number of shares to be covered by stock options, any related stock appreciation rights and the amount of awards of restricted stock granted to each participant.

 5. GRANT OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS AND AWARDS OF RESTRICTED STOCK

      No stock option, no related stock appreciation right and no award of restricted stock may be granted under the Plan after February 1, 2007 but options, related stock appreciation rights and awards of restricted stock theretofore granted may extend beyond that date.

 6.   TERMS AND CONDITIONS OF STOCK OPTIONS.

      The grant of a stock option shall be evidenced by a written stock option agreement ("Agreement") executed by the Company and the participant, stating the number of shares of Common Stock subject to the stock option evidenced thereby and in such form as the Committee may from time to time determine. All options granted under the Plan may be either incentive stock options as defined in section 422 of the Code or options other than incentive stock options (referred to as "nonqualified stock options").
 Each option shall state whether or not it is intended to be treated as an incentive stock option. To the extent that an option is designated as an incentive stock option but fails to satisfy the requirements of section 422 of the Code, it shall be treated as a nonqualified stock option.

      Except as otherwise provided under the terms of any option agreement, all options granted under the Plan shall be subject to the foregoing, to the following terms and conditions, and to such other terms and conditions as the Committee shall determine:

      (a) The option price per share shall be determined by the Committee, but shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted.

      "Fair market value" as of any date and in respect of any share of Common Stock means the closing price on such date or on the next business day, if such date is not a business day, of a share of Common Stock as reported in the consolidated trading tables of The Wall Street Journal (presently, the NYSE-Composite Transactions).

      (b) Each option shall be exercisable during and over such period ending not later than ten years from the date it was granted, as may be determined by the Committee and stated in the option.

      (c) No option shall be exercisable during the year ending on the first anniversary date of the granting of the option except as provided in Paragraphs 10 and 11 of the Plan. Exercise of any option granted hereunder shall be conditional upon the prior approval of the listing on the appropriate national securities exchange or exchanges of the shares of Common Stock called for by such option.

      (d) Payment in full (including applicable taxes, if any) shall be made for all shares purchased either (i) in cash (including check, bank draft or money order), (ii) at the discretion of the Committee, by delivering shares of Common Stock of the Company already owned by the participant having a fair market value equivalent to or greater than the amount of cash otherwise required, (iii) at the discretion of the Committee, by a combination of (i) and (ii) above, or (iv) under any other method as may be permitted by the Committee from time to time. No option shall be exercised for less than the lesser of 50 shares or the full number of shares for which the option is then exercisable. No option exercise shall be effective until the participant has given written notice of the exercise of his option, paid in full for such shares and, if requested, given the representation described in Paragraph 6(i) of the Plan; provided, however, the Committee shall have discretion to permit minor post-exercise adjustments in cases where shares of Common Stock have been delivered in payment for the shares to avoid fractional shares and to deal with trading variations on the day of exercise. Payment of taxes, if any, shall be in cash at time of exercise; provided, however, tax withholding obligations may be met by the withholding of shares of Common Stock otherwise deliverable to the participant pursuant to procedures approved by the Committee. In no event shall shares of Common Stock be delivered to any participant until he has paid to the Company in cash the amount of tax required to be withheld by the Company or has elected to have his tax withholding obligations met by the withholding of shares of Common Stock in accordance with the procedures approved by the Committee.

      (e) Subject to Paragraph 6 (g) of the Plan, if a participant's employment by the Company or a subsidiary terminates by reason of his death, his option may thereafter be exercised only to the extent to which it was exercisable at the time of his death and may not be exercised after the expiration of the period of fifteen months from the date of his death or the expiration of the stated period of the option, whichever period is the shorter.

      (f) Subject to Paragraph 6(g) of the Plan, if a participant's employment by the Company or a subsidiary terminates by reason of retirement his option may thereafter be exercised only to the extent to which it was exercisable at the time of such termination of employment and may not be exercised after the expiration of the period of three months from the date of such termination of employment or of the stated period of the option, whichever period is shorter; provided, however, that if the participant dies within such three-month period, any unexercised stock option, to the extent to which it was exercisable at the time of his death, shall thereafter be exercisable for a period not exceeding fifteen months from the date of his death or for the stated period of the option, whichever period is the shorter. Notwithstanding the above, if a participant's employment by the Company or a subsidiary terminates by reason of retirement on or after attaining age 65 under the Company's Pension Plan for Non-Bargaining Unit Employees, his options may thereafter be exercised in full for a period of five years from the date of such termination of employment or the stated period of the option, whichever period is shorter.

      (g) If a participant's employment terminates by death or retirement after the first anniversary date of the granting of the option and prior to an installment of his option (other than the first installment) becoming exercisable and if there are not conditions to the next succeeding installment becoming exercisable other than the passage of time, his option thereupon shall become exercisable with respect to a number of shares (in addition to shares covered by installments theretofore matured) equal to a pro rata portion of the shares for which it would become exercisable upon the maturity of the next succeeding installment, such pro rata portion to be based upon the proportion which the number of full months in the period beginning with the maturity date of the next preceding installment and ending such termination of his employment bears to the total number of full months in the period beginning with the maturity date of the next preceding installment and ending the maturity date of the next succeeding installment.

      (h) If any participant's employment by the Company or a subsidiary terminates for any reason other than death or retirement, his option may thereafter be exercised only to the extent to which it was exercisable at the time of such termination of employment and may not be exercised after the expiration of the period of 30 days from the date of such termination of employment or of the stated period of the option, whichever period is shorter.

      (i) The Committee may require each person purchasing shares pursuant to the option to represent to and agree with the Company in writing that he is acquiring the shares without a view to distribution thereof. The certificates for such shares may include a legend which the Committee deems appropriate to reflect any restrictions on transfers.

      (j) A stock option shall not be assigned, alienated, pledged, attached, sold, transferred or encumbered by a participant other than by will or by the laws of descent and distribution, or, in the case of a nonqualified stock option,

           (i)  pursuant to a "domestic relations order" as defined in section 206 of ERISA, or

           (ii) by transfer without consideration by a participant, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to

                (A)  a member of his or her Immediate Family,

                (B) a trust solely for the benefit of the participant and his or her Immediate Family, or

                (C) a partnership or limited liability company whose only partners or shareholders are the participant and his or her Immediate Family members (each transferee described in clauses
           (i) and (ii) next above is hereafter referred to as a "Permitted Transferee"); provided the Committee is notified in advance in writing of the terms and conditions of any proposed transfer intended to be described in (i) or (ii) next above and it determines that the proposed transfer complies with the requirements of the Plan and the applicable option agreement. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify under (i) or (ii) shall be void and unenforceable against the Company. For this purpose "Immediate Family" means, with respect to a participant, the participant's spouse, children or grandchildren (including adopted and stepchildren and grandchildren).

      The terms of the stock option shall apply to the beneficiaries, executors and administrators of the participant and of the Permitted Transferees of the participant (including the beneficiaries, executors and administrators of the Permitted Transferees), including the right to agree to any amendment of the applicable option agreement, except that Permitted Transferees shall not transfer any stock option other than by will or by the laws of descent and distribution.

      A stock option shall be exercised only by the participant (or his or her attorney in fact or guardian) (including, in the case of a transferred option, by a Permitted Transferee), or, in the case of the participant's death, by the participant's executor or administrator (including, in the case of a transferred option, by the executor or administrator of the Permitted Transferee), and no shares shall be issued by the Company unless the exercise of a stock option is accompanied by sufficient payment, as determined by the Company, to meet its withholding obligations on such exercise or by other arrangements satisfactory to the Committee to provide for such payment.

      (k) An option may be granted to an employee conditional upon the rescission or cancellation of an option or options held by such employee covering the same number of shares and outstanding under the Plan, or any other plan. The grant of any such option shall not constitute, for purposes of the Plan, the amendment of the option rescinded or cancelled.

      (l) The exercise of any stock option granted with related stock appreciation rights shall cancel that number of related stock appreciation rights which is equal to the number of shares of Common Stock Purchased pursuant to the exercise of the stock option.

 7.   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

      A stock appreciation right is the right of a participant, without any payment to the Company (except for applicable withholding taxes), to receive the excess of the fair market value per share of the Common Stock on the date on which a stock appreciation right is exercised over the exercise price per share as provided in the related underlying stock option.

      The Committee may grant a related stock appreciation right in connection with all or any part of an option granted under the Plan at the time the related option is granted on such terms and conditions as the Committee shall determine with respect to the related underlying option. The participant with a related stock appreciation right shall, subject to the terms of the Plan and the Agreement with the participant, have the right to surrender to the Company for cancellation all or a portion of the related option granted under the Plan (but only to the same extent that such option is then exercisable) and to be paid therefor an amount equal to the excess of the aggregate fair market value of the shares of Common Stock subject to the options being surrendered (determined as of the date of exercise of such stock appreciation right) over the aggregate option exercise price of the share of Common Stock subject to the options being surrendered, less applicable withholding taxes.

      A stock appreciation right with an underlying incentive stock option
 (a) will expire no later than the expiration of the underlying incentive stock option; (b) may be for no more than 100% of the spread (i.e., the difference between the exercise price of the underlying option and the fair market value of the Common Stock subject to the underlying option at the time the stock appreciation right is exercised); (c) is transferable only when the underlying incentive stock option is transferable, and under the same conditions; (d) may be exercised only when the underlying incentive stock option is eligible to be exercised; and (e) may be exercised only where there is a positive spread (i.e., when the fair market value of the Common Stock subject to the option exceeds the exercise price of the option).

      Stock appreciation rights shall be evidenced by written agreements in such form as the Committee may from time to time determine.

 8.   TERMS AND CONDITIONS OF AWARDS OF RESTRICTED STOCK

      All shares of Common Stock awarded as restricted stock to participants under the Plan shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent herewith, as the Committee shall determine:

      (a) At the time of the award the Committee shall establish for each participant a "Restricted Period", which may be divided into installments having staggered termination dates. Shares of restricted stock awarded to participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the Restricted Period. Except for such restrictions on transfer, the participant as owner of such shares shall have all the rights of a stockholder including but not limited to the right to receive all dividends paid on such shares (subject to the provisions of Paragraph 10) and the right to vote such shares.

      (b) Unless determined otherwise by the Committee at the time the restricted stock is awarded or thereafter, if a participant ceases to be an employee of the Company or its subsidiaries for any reason other than (i) death, (ii) disability, or (iii), if the award shall so state, retirement on or after a participant's attaining age 65 or some later specified date, all shares of restricted stock theretofore awarded to such participant which are still subject to the restrictions imposed by Paragraph 8 (a) shall upon such termination of employment be forfeited and returned to the Company.

      (c) If a participant ceases to be an employee of the Company or its subsidiaries by reason of death, disability, or, if applicable, retirement on or after attaining age 65 (or some later specified date), the restrictions imposed by Paragraph 8 (a) shall lapse with respect to the shares awarded when employment ceases.

      (d) Each certificate issued in respect of shares of restricted stock awarded under the Plan shall be registered in the name of the participant and deposited by such participant, together with a stock power endorsed in blank, with the Company and shall bear the following legend:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Key Employees' Incentive Stock Plan of General Housewares Corp. and subsidiaries and an Agreement entered into between the registered owner and General Housewares Corp. Copies of such Plan and Agreement are on file in the office of the Secretary of General Housewares Corp."

      (e) The participant shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters, including compliance with applicable federal, state and other laws, and methods of withholding required taxes as the Committee shall in its sole discretion determine.

      (f) Unless forfeited prior to such date pursuant to Paragraph 8(b) above, at the expiration of the restrictions imposed by Paragraph 8 (a), the Company shall re-deliver to the participant, or the participant's legal representatives, the shares deposited with it pursuant to Paragraph 8 (d).

 9.   TRANSFER, LEAVE OF ABSENCE, ETC.

      For the purpose of the Plan: (a) a transfer of an employee from the Company to a subsidiary or affiliate, whether or not incorporated, or vice versa, or from one subsidiary or affiliate to another, (b) a leave of absence, duly authorized in writing by the Company, for military service or sickness or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (c) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided the employee's right to re-employment is guaranteed by statute or by contract, shall not be deemed a termination of employment.

 10.  CHANGES IN CAPITAL

      If the outstanding Common Stock of the Company, shares of which are eligible for the granting of options, the granting of related stock appreciation rights or the award of restricted stock hereunder or subject to options theretofore granted, either with or without related stock appreciation rights, and awards of restricted stock still subject to the restrictions imposed by Paragraph 8 (a), shall at any time be changed or exchanged by a stock dividend, split-up, combination or exchange of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of shares subject to the Plan or subject to any outstanding options or awards of restricted stock still subject to the restrictions imposed by Paragraph 8 (a), the exercise prices and the number of shares subject to said options and the number of shares of restricted stock shall be appropriately and equitably adjusted by the Committee so as to maintain the proportionate number of shares, and with respect to the outstanding options, without changing the aggregate option price. Any shares of stock or other securities received as a result of any change in capital by a participant with respect to shares of restricted stock still subject to the restrictions imposed by Paragraph 8 (a) will be subject to the same restrictions and shall be deposited with the Company.

 11.  CHANGE OF CONTROL

      For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if any one of the following has occurred:

      (a) If any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any person who becomes such a beneficial owner in connection with a transaction described in subparagraph (c) (i) below; or

      (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the effective date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

      (c) there is consummated a merger or consolidation of the Company with any other corporation, other than a (i) merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 70% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

      (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

      Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holder of the common stock of the Company immediately prior to such transactions or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

      In the event of a Change of Control, if a participant has an employment agreement with the Company which becomes effective upon a Change of Control, and if that participant's employment is terminated during the term of the agreement for Good Reason (as defined in the employment agreement) or by the Company for reasons other than Just Cause (as defined in the employment agreement), upon such termination (a) all restrictions on restricted stock previously awarded to participants under the Plan shall be canceled, the shares awarded thereupon to become fully vested, and (b) all stock options and related stock appreciation rights which are outstanding shall become immediately exercisable in full without regard to any limitations of time or amount otherwise contained in the Plan or in any agreement. In the alternative, the Board of Directors shall have the power to cancel all outstanding options or any outstanding related stock appreciation fights, upon or after the effectiveness of any Change in Control resulting in a merger or consolidation and, in connection therewith, to determine the amount, if any, that each participant shall be entitled to receive in settlement of the outstanding options or any outstanding related stock appreciation rights held by him on the date of such cancellation; provided, however, that the value of the cash or property received with respect to each optioned share or with respect to each related stock appreciation right shall not exceed the per share value received or to be received by the holders of the outstanding Common Stock of the Company as the result of such merger or consolidation and shall not be less than the difference between the per share value of the outstanding Common Stock of the Company and the exercise price for each optioned share or related stock appreciation right.

      In the event that an offer (governed by Section 14(d) of the Exchange
 Act) is made to the holders of the outstanding Common Stock of the Company to purchase or exchange such Common Stock for capital stock or other securities (or any combination thereof) of another corporation, partnership or other legal entity, or for cash, and such offer, if accepted, would result in the offeror becoming the owner of:

      (a)  at least 50% of the outstanding Common Stock of the Company, or

      (b) such lesser percentage of the outstanding Common Stock of the Company as the Committee in its sole discretion determines may adversely affect the market value of the Company's outstanding Common Stock after the tender or exchange offer, the Committee shall, prior to the expiration date (without extensions) of the tender or exchange offer, as the case may be,
 (i) cancel all restrictions on restricted stock previously awarded to participants under the Plan (the shares awarded thereupon to become fully vested), (ii) accelerate the time of exercise so that all outstanding options and related stock appreciation rights shall become immediately exercisable in full without regard to any limitations of time or amount otherwise contained in the Plan, including without limitation the first sentence of Paragraph 6 (c), or in any agreement and/or (iii) determine that the options shall be adjusted by substituting, for the shares then subject to options, (A) stock or other securities of the surviving corporation or offeror if such stock or other securities are publicly traded, or (B) if such stock or other securities are not publicly traded, in which event the aggregate option price shall remain the same and the amount of shares or other securities subject to option shall be the amount of shares or other securities which could have been purchased on the actual expiration date of the offer with the proceeds that would have been received by the participant if the option had been exercised in full prior to such expiration date and the participant had exchanged all of such shares pursuant to the tender or exchange offer, or (C) the same consideration that would have been received by the participant if the option had been exercised in full prior to such expiration date and the participant had exchanged all of such shares pursuant to the tender or exchange offer and, if such consideration is cash, the Committee may make the adjustment by payment to the participant of the difference between the exercise price and the offer price. In the event such tender or exchange offer is abandoned or the offeror does not purchase a significant number of shares pursuant to the offer, the Committee may again, without the consent of the participant adjust unexercised options and related stock appreciation rights to substitute the original terms of exercisability. No participant shall have the right to prevent or compel the implementation of any of the foregoing actions by the Committee affecting the securities or other consideration available to the participant.

 12.  USE OF PROCEEDS

      Proceeds from the sale of shares of Common Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

 13.  SECURITIES LAW COMPLIANCE

      Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or
 (c) an agreement by the grantee of any award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock hereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been affected.

 14.  NO RIGHT OF EMPLOYMENT

      Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate the employment of such participant.

 15.  MISCELLANEOUS PROVISIONS

      Except as provided in Paragraph 6(j), no award under the Plan, including any stock option, stock appreciation right, or award of restricted stock shall be transferable by the participant other than by will or the laws of descent and distribution.

      Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and shares of Common Stock are registered in his name.

      The use of the masculine gender herein shall automatically convert to the feminine gender in connection with participation in the Plan by female key employees.

 16.  DIRECTOR AWARDS

      Notwithstanding any provision of the Plan to the contrary, the directors of the Company who are not key employees of the Company or any of its subsidiaries in office at the close of the Company's 1997 Annual Meeting of Stockholders (the "1997 Annual Meeting") shall be awarded 1,500 shares of Common Stock (or, in the case of a director assuming office after such 1997 Annual Meeting, such different number of shares as shall give proportionate effect to the reduced period of time) as Restricted Stock under the Plan, subject to the terms and conditions of the Plan and to the further condition that the Restricted Period relating to said shares shall end with respect to one-third thereof (or, in the case of a director assuming office after the 1997 Annual Meeting, such different number of shares as shall give proportionate effect to the reduced period of time) on the respective dates on which the Company's Annual Meeting of Stockholders shall be held in 1998, 1999 and 2000.

 17.  EFFECTIVE DATE

      The Plan has been adopted and approved by the Board of Directors of the Company by action taken on February 14, 1997; provided, however, that the effectiveness of the Plan is expressly conditioned upon ratification and approval of the Plan by the affirmative votes of the holders of a majority of the Company's securities present, or represented, and entitled to vote at the Annual Meeting of the Company's stockholders in 1997. Options and related stock appreciation rights granted and restricted stock awarded under the Plan prior to such meeting shall be subject to, and the exercise thereof shall be expressly conditioned upon, such stockholder approval of the Plan and if said stockholder approval shall for any reason not be forthcoming at such meeting, the options and any related stock appreciation rights shall be null and void and the restricted stock shall be forfeited and returned to the Company.

 18.  AMENDMENTS

      The Board of Directors of the Company may from time to time amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of any participant under any option or award of restricted stock theretofore granted, without his consent, or which, without the approval of the stockholders, would:

      (a) Except as is provided in Paragraph 10 of the Plan, increase the total number of shares reserved for the purposes of the Plan.

      (b) Change the standards of eligibility of employers (or class of employees) eligible to receive incentive stock options under the Plan.

 WITHHOLDINGS

      The Committee shall have the right to require participants or their agents to remit to the Company amounts sufficient to satisfy any federal, state or local income, employment, or other tax withholding requirements (or make other arrangements satisfactory to the Company with regard to such taxes) at such times as the Company deems necessary or appropriate for compliance with such laws.